Fees Summary	Jul. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,035,716.00
Previously Paid Amount	0.00
Total Fee Amount	1,938.33
Total Offset Amount	0.00
Net Fee	$ 1,938.33